EXHIBIT 10.55


                                SECOND AMENDMENT

                               LEVI STRAUSS & CO.
                           COMPREHENSIVE WELFARE PLAN
                                       FOR
                   HOME OFFICE PAYROLL EMPLOYEES AND RETIREES


         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Levi Strauss & Co. Comprehensive Welfare Plan for Home Office Payroll Employees and Retirees (the "Plan"); and

         WHEREAS, Section 20.1 of the Plan provides that LS&CO. may amend the Plan at any time; and

         WHEREAS, LS&CO. desires to amend the Plan to make certain changes in coverage for retirees of LS&CO. and their dependents; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to certain other officers of LS&CO. the authority to adopt certain amendments to the Plan; and

         WHEREAS, on June 22, 2000,  Philip A. Marineau  delegated to any Senior
Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to amend the Plan, subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within such limits to the delegated authority of Fred D. Paulenich.

         NOW, THEREFORE, the Plan is hereby amended as follows, effective January 1, 2001:

1. Section 11.1(b) of the Plan is hereby amended by adding the following new sentence at the end thereof:

         "Notwithstanding the foregoing to the contrary, effective January 1, 2001, an Eligible Retiree or Eligible Dependent will pay the full cost of coverage for dental benefits."

2. Section 11.1(d) of the Plan is hereby amended by adding the following new sentence at the end thereof:

         "Notwithstanding the foregoing to the contrary, effective January 1, 2001, the reimbursement of Medicare Part B premiums benefit described in this subsection

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         (d) shall cease, except reimbursement  of Medicare Part B premiums will continue for: (i) an Eligible Retiree who attains age sixty-five (65) and retires before January 1, 2001, and (ii) an Eligible Dependent of an Eligible Retiree who retires before January 1, 2001 if such Eligible Dependent attains age sixty-five (65) before January 1, 2001."

3.       Section 11.3(b) of the Plan is hereby amended as follows:

         (a) Subsection (1) is amended by deleting the word "two" as it appears in the last line and inserting "three" in lieu thereof.

         (b) Subsection (1)(A) is amended by adding the following new sentence at the end thereof:

              "Notwithstanding the foregoing to the contrary, the medical benefits portion of the Under Age 65 Design for an Eligible Retiree who retires on or after January 1, 2001 ('Under Age 65 Design 2001') is identical to the medical benefits described in
              Section 6 for active Employees, except that an Eligible Retiree covered under the $1,000-Deductible Plan prior to retirement must elect to be covered under the provisions of the Managed Choice Plan or the $500-Deductible Plan upon retirement."

4. Section 11.3(e) of the Plan is hereby amended by adding the following new subsection (3) at the end thereof:

         "(3) Lower Cost Option. An Eligible Retiree who has not attained age sixty-five (65) may elect a lower cost medical benefits option than the coverage in which such Eligible Retiree is enrolled, if such a lower cost option is available. An Eligible Retiree may make an election under this subsection
                  (3) only one (1) time during retirement. An Eligible Retiree may not at any time elect a higher cost medical benefits option."

5. Section 11.6 of the Plan is hereby amended by adding the following new subsection (e) at the end thereof:

         "(e) The Under Age 65 Design (2001). Notwithstanding the foregoing provisions of subsections (a) through (d)(5) of this Section
                  11.6 and Section 11.8 to the contrary, the medical benefits portion of the Under Age 65 Design for an Eligible Retiree who retires on or after January 1, 2001 is identical to the medical benefits described in Section 6 for active Employees, except that an Eligible Retiree covered under the $1,000-Deductible Plan prior to retirement must elect to be covered under the provisions of the Managed Choice Plan or the $500-Deductible Plan upon retirement."


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6.       Section 11.7 of the Plan is hereby amended by adding the  following new subsection (d) at the end thereof:

         "(d) The Age 65 and Over Design (2001). Notwithstanding the foregoing provisions of Section 11.7(a) to the contrary, the Age 65 and Over Design for (1) an Eligible Retiree who attains age sixty-five (65) on or after January 1, 2001, and (ii) an Eligible Dependent of such an Eligible Retiree if such Eligible Dependent is age sixty-five (65) or older (`Age 65 and Over Design (2001)') shall be as follows:

                  (1) Medicare Part A Inpatient Hospital Expenses. The Age 65 and Over Design (2001) reimburses 100% of expenses covered but not reimbursed under Medicare Part A after a $300 per Participant per Benefit Plan Year deductible, payable by the Participant.

                  (2) Medicare Part B Outpatient Physician Expenses. The Age 65 and Over Design (2001) reimburses 100% of expenses covered but not reimbursed under Medicare Part B after a $100 per Participant per Benefit Plan Year deductible, payable by the Participant.

                  (3) Preventive Care Allowance. For an Eligible Retiree who retires on or after January 1, 2001 and an Eligible Dependent of such an Eligible Retiree only, the Age 65 and Over Design (2001) reimburses 100% of preventive care expenses eligible under Section 11.7(a) of the Plan but not covered under Medicare up to a $200 maximum per Participant per Benefit Plan Year.

                  (4) Prescription Drug Benefits. The Age 65 and Over Design (2001) shall provide the prescription drug benefit described in Section 6.9(b)(2) and (3) of the Plan, except with respect to the copayment amounts and the non-participating pharmacy benefit, which shall be subject to the following modifications:

                           (A) Participating Pharmacy and Express Pharmacy Mail-Order Program - Copayments. For an Eligible Retiree who retires on or after January 1, 2001 and an Eligible Dependent of such an Eligible Retiree only, when a participating pharmacy or the Express Pharmacy mail-order program is used to fill a prescription, the Participant shall pay:
                                    (i) a   $10   copayment   for  each  generic
                                    prescription on Aetna's formulary list, (ii)
                                    a   $15   copayment  for   each  brand  name
                                    prescription on Aetna's  formulary list, and
                                    (iii) a $30 copayment for each prescription that is not on Aetna's formulary list.


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                                    For  an Eligible Retiree who  retires before
                                    January 1, 2001 and an Eligible Dependent of
                                    such  an  Eligible   Retiree  only,  when  a
                                    participating    pharmacy   or  the  Express
                                    Pharmacy  mail-order program is used to fill
                                    a prescription,  the  Participant shall pay:
                                    (i)  a   $10   copayment  for  each  generic
                                    prescription, (ii) a $15 copayment  for each
                                    brand name prescription  when  no generic is
                                    available, and  (iii)  a  $15 copayment plus
                                    the difference  in  cost between the generic
                                    and the  brand  name  prescriptions when the
                                    Participant    purchases    a   brand   name
                                    prescription and a generic prescription is available.

                           (B) Non-Participating Pharmacy. No benefit will be paid for a prescription purchased at a non-participating pharmacy.

                  (5) Annual Out-of-Pocket Limit. An out-of-pocket maximum limit of $400 per Participant per Benefit Plan Year applies to eligible Medicare Part A and Part B expenses. The out-of pocket maximum amount does not include expenses not covered by Medicare or the Plan or to prescription drug copayments."


                                      * * *

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, ______________________, 2001.


                                                LEVI STRAUSS & CO.

                                                ________________________________
                                                Fred D. Paulenich
                                                Senior Vice President


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